                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                 ___________

                                   FORM 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934

                                                        February 10, 1994
Date of Report (Date of earliest event reported)_______________________________


                           PAINE WEBBER GROUP, INC.
_______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


             Delaware                   1-7367            13-2760086
_______________________________________________________________________________
(State or other jurisdiction          (Commission        (IRS Employer
      of incorporation)               File Number)     Identification No.)


1285 Avenue of the Americas, New York, New York                10019
_______________________________________________________________________________
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code   (212) 713-2000
                                                  _____________________________


                                Not Applicable
_______________________________________________________________________________
            (Former name or address, if changed since last report)
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                           Paine Webber Group Inc.
                           -----------------------



Item 7.              Exhibits
- -------              --------
                    (a) Copy of the Registrant's certificate of the powers,
                        designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof, relating to its 6% Convertible Preferred Stock.


                                  SIGNATURE
                                  ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PAINE WEBBER GROUP INC.


                                         /s/ REGINA DOLAN
                                  By:___________________________________
                                             Regina Dolan
                                          Vice President and
                                        Chief Financial Officer


Dated:  March 18, 1994